UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K/A
(Amendment No. 1)
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2024
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K filed by Sonic Automotive, Inc. (the “Company”) on July 5, 2024 (the “Original Form 8-K”) provides supplemental information under Item 1.05 regarding the cybersecurity incident disclosed on the Original Form 8-K, and should be read in conjunction with the Original Form 8-K.

Item 1.05.    Material Cybersecurity Incidents.
As previously disclosed in the Original Form 8-K, the Company has experienced disruptions in its access to certain information systems provided to the Company by CDK Global (“CDK”) due to a cybersecurity incident experienced by CDK on June 19, 2024 (the “Incident”). As of the date of this filing, access to the Company’s information systems affected by the Incident has been restored, including its dealer management system (“DMS”) and customer relationship management system (“CRM”). However, the Company experienced operational disruptions throughout July related to the functionality of certain CDK customer lead applications, inventory management applications and related third-party application integrations with CDK.
The Company has concluded that the Incident had a material impact on the Company’s business during and results of operations for the second fiscal quarter ended June 30, 2024 (“Q2”). The Company’s GAAP earnings per diluted share for Q2 were $1.18, and the Company estimates that the Incident adversely affected its GAAP earnings per diluted share for Q2 by approximately $0.64 without taking into account any potential recoveries related to the Incident and after factoring in estimated lost income and expenses attributable to the Incident.
Based on the information available to the Company on the date hereof, the Company has concluded that the Incident is not reasonably likely to have a material impact on the Company’s financial condition or its current or future business or results of operations, except as disclosed herein.
Forward-Looking Statements. This Amendment contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as the Company’s expectations or beliefs regarding future events, actions or performance related to the Incident and the impact of the Incident on the Company and its financial condition and results of operations. Forward-looking statements typically are identified by use of terms such as “estimate,” “anticipate,” “believe,” “expect,” “project,” “may,” “will,” “should,” “could,” “likely” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including additional findings regarding the impact of the Incident, CDK’s remedial actions, changes in customer sentiment due to the Incident and other risks and factors described by the statements under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent filings with the United States Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

August 5, 2024	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel